SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 22, 2003

                        GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   VERMONT                                 03-0127430
(STATE OR OTHER JURISDICTION OF INCORPORATION) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                     1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)















     ITEM  5.  OTHER  EVENTS
     On December 23, 2003, Green Mountain Power Corporation (the "Company") issued a press release announcing an order issued by the Vermont Public Service Board (the "VPSB") on December 22, 2003. The VPSB order approved the Memorandum of Understanding(the "MOU") reached between the Company and the Vermont Department of Public Service on July 11, 2003. A copy of the press release is attached as exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.


     ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS
     (c)  Exhibits
     99.1 Press release issued by the Company on December 23, 2003, announcing the Vermont Public Service Board order approving the Memorandum of Understanding between the Vermont Department of Public Service and the Company.





SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
                              Registrant
DATED:  December  24,  2003      By:/s/ROBERT  J.  GRIFFIN
                                 -------------------------
ROBERT  J.  GRIFFIN,  CHIEF  FINANCIAL  OFFICER,  VICE  PRESIDENT, AND TREASURER

DATED:  December  24,  2003     By:/s/ROBERT  J.  GRIFFIN
                                -------------------------
ROBERT J. GRIFFIN, CHIEF FINANCIAL OFFICER, VICE PRESIDENT, AND TREASURER (AS PRINCIPAL FINANCIAL OFFICER)